EXHIBIT 99.8

Agreement of Joint Filing

Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the “Statement”) to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

This Agreement of Joint Filing supersedes and replaces the Agreement of Joint Filing dated February 14, 2006.

IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated: May 19, 2006
BARINGTON COMPANIES EQUITY PARTNERS, L.P.
	By:	Barington Companies Investors, LLC, its general partner

	By:	/s/ James A. Mitarotonda

	Name:	James A. Mitarotonda
	Title:	Managing Member

BARINGTON INVESTMENTS, L.P.
	By:	Barington Companies Advisors, LLC, its general partner

	By:	/s/ James A. Mitarotonda

	Name:	James A. Mitarotonda
	Title:	Managing Member

BARINGTON COMPANIES ADVISORS, LLC

	By:	/s/ James A. Mitarotonda

	Name:	James A. Mitarotonda
	Title:	Managing Member

BARINGTON COMPANIES INVESTORS, LLC

	By:	/s/ James A. Mitarotonda

	Name:	James A. Mitarotonda
	Title:	Managing Member

BARINGTON COMPANIES OFFSHORE FUND, LTD.

By:	/s/ James A. Mitarotonda

Name:	James A. Mitarotonda
Title:	President

BARINGTON OFFSHORE ADVISORS, LLC

By:	/s/ James A. Mitarotonda

Name:	James A. Mitarotonda
Title:	Authorized Signatory

BARINGTON CAPITAL GROUP, L.P.
By:	LNA Capital Corp., its general partner

By:	/s/ James A. Mitarotonda

Name:	James A. Mitarotonda
Title:	President and CEO

LNA CAPITAL CORP.

By:	/s/ James A. Mitarotonda

Name:	James A. Mitarotonda
Title:	President and CEO

Name:	/s/ James A. Mitarotonda

Title:	James A. Mitarotonda

PARCHE, LLC
By:	Admiral Advisors, LLC, its managing member

By:	/s/ Jeffrey M. Solomon

Name:	Jeffrey M. Solomon
Title:	Authorized Signatory

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

By:	/s/ Jeffrey M. Solomon

Name:	Jeffrey M. Solomon
Title:	Authorized Signatory

RCG CARPATHIA MASTER FUND, LTD.

By:	/s/ Jeffrey M. Solomon

Name:	Jeffrey M. Solomon
Title:	Authorized Signatory

RCG AMBROSE MASTER FUND, LTD.

By:	Ramius Capital Group, L.L.C., its Investment Manager

By:	C4S & Co., L.L.C., its Managing Member

By:	/s/ Jeffrey M. Solomon

Name:	Jeffrey M. Solomon
Title:	Managing Member

RCG HALIFAX FUND, LTD.

By:	Ramius Capital Group, L.L.C., its Investment Manager

By:	C4S & Co., L.L.C., its Managing Member

By:	/s/ Jeffrey M. Solomon

Name:	Jeffrey M. Solomon
Title:	Managing Member

RAMIUS MASTER FUND, LTD

By:	Ramius Advisors, LLC its Investment Manager

By:	Ramius Capital Group, L.L.C. its sole member

By:	/s/ Jeffrey M. Solomon

Name:	Jeffrey M. Solomon
Title:	Managing Member

RAMIUS FUND III, LTD

By:	Ramius Advisors, LLC its Investment Manager

By:	Ramius Capital Group, L.L.C. its sole member

By:	/s/ Jeffrey M. Solomon

Name:	Jeffrey M. Solomon
Title:	Managing Member

RAMIUS ADVISORS, LLC
By:	Ramius Capital Group, L.L.C. its sole member

By:	/s/ Jeffrey M. Solomon

Name:	Jeffrey M. Solomon
Title:	Authorized Signatory

ADMIRAL ADVISORS, LLC
By:	Ramius Capital Group, L.L.C., its sole member

By:	/s/ Jeffrey M. Solomon

Name:	Jeffrey M. Solomon
Title:	Authorized Signatory

RAMIUS CAPITAL GROUP, L.L.C.
By:	C4S & Co., L.L.C., its Managing Member

By:	/s/ Jeffrey M. Solomon

Name:	Jeffrey M. Solomon
Title:	Managing Member

C4S & CO., L.L.C.

By:	/s/ Jeffrey M. Solomon

Name:	Jeffrey M. Solomon
Title:	Managing Member

/s/ Jeffrey M. Solomon

Jeffrey M. Solomon, individually and as attorney-in-fact for Peter A. Cohen, Morgan B. Stark, and Thomas W. Strauss

RJG CAPITAL PARTNERS, L.P.

By:	RJG Capital Management, LLC, its general partner

By:	/s/ Ronald J. Gross

Name:	Ronald J. Gross
Title:	Managing Member

RJG CAPITAL MANAGEMENT, LLC

By:	/s/ Ronald J. Gross

Name:	Ronald J. Gross
Title:	Managing Member

/s/ Ronald J. Gross

Ronald J. Gross

D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.
By:	D.B. ZWIRN PARTNERS, LLC, its general partner
By:	ZWIRN HOLDINGS, LLC, its managing member

By:	/s/ Daniel B. Zwirn

Name:	Daniel B. Zwirn
Title:	Managing Member

D.B. ZWIRN SPECIAL OPPORTUNITIES FUND (TE), L.P.
By:	D.B. ZWIRN PARTNERS, LLC, its general partner
By:	ZWIRN HOLDINGS, LLC, its managing member

By:	/s/ Daniel B. Zwirn

Name:	Daniel B. Zwirn
Title:	Managing Member

D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, LTD.
By:	D.B. Zwirn & Co., L.P., its manager
By:	DBZ GP, LLC, its general partner
By:	Zwirn Holdings, LLC, its managing member

By:	/s/ Daniel B. Zwirn

Name:	Daniel B. Zwirn
Title:	Managing Member

HCM/Z SPECIAL OPPORTUNITIES LLC
By:	D.B. Zwirn & Co., L.P., its manager
By:	DBZ GP, LLC, its general partner
By:	Zwirn Holdings, LLC, its managing member

By:	/s/ Daniel B. Zwirn

Name:	Daniel B. Zwirn
Title:	Managing Member

D.B. ZWIRN & CO., L.P.
By:	DBZ GP, LLC, its general partner
By:	Zwirn Holdings, LLC, its managing member

By:	/s/ Daniel B. Zwirn

Name:	Daniel B. Zwirn
Title:	Managing Member

DBZ GP, LLC
By:	Zwirn Holdings, LLC, its managing member

By:	/s/ Daniel B. Zwirn

Name:	Daniel B. Zwirn
Title:	Managing Member

ZWIRN HOLDINGS, LLC

By:	/s/ Daniel B. Zwirn

Name:	Daniel B. Zwirn
Title:	Managing Member

/s/ Daniel B. Zwirn

Daniel B. Zwirn